________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 19, 1997




                              DERMA SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





        Pennsylvania                   1-31070                 23-2328753
(State or other jurisdiction         (Commission              (IRS employer
     of incorporation)               File Number)         identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)






________________________________________________________________________________

Item 5.  Other Events

      Derma Sciences, Inc. (the "Registrant") on November 19, 1997 closed a private placement of Convertible Debentures ("Debentures") in which an aggregate of $1.8 million was raised. Terms of the Debentures require that upon approval of the Registrant's shareholders of a new class of Series A Convertible Preferred Shares ("Preferred Stock"), the Debentures will automatically convert into units ("Unit(s)"), as hereafter defined, at the rate of $0.80 per Unit. Each Unit will consist of one share of Preferred Stock convertible into one share of Common Stock and one warrant ("Warrant(s)") to purchase one share of Common Stock exercisable $0.90 per share. The Registrant expects to seek shareholder approval for creation of the Preferred Stock at a special meeting of shareholders which is anticipated to occur in late December, 1997.

      Purchasers in the offering included San Francisco-headquartered Hambrecht & Quist, New York City-based Galen Associates, the Aries Funds and Redwood Asset Management, as well as certain of the Registrant's executives and associates. Proceeds from the private placement will be used to expand the Registrant's sales force and to enhance its marketing and distribution efforts.

      The Debentures have not been registered under the Securities Act of 1933 (the "Act") and may be offered or sold in the United States only upon registration or pursuant to an exemption from registration. The Registrant has undertaken, not later than 120 days following closing of its private placement, to file a registration statement under the Act to permit resale of the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants.

      The terms and conditions governing the offer and sale of the Debentures are contained in the form of Purchase Agreement attached hereto as exhibit
10.01. The obligations of the Registrant with respect to the registration under the Act of its Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants are described in the form of Registration Rights Agreement attached hereto as exhibit 10.02. The rights and preferences of the Preferred Stock which, together with the Warrants, comprise the Units are described in the form of Certificate of Designations, Voting Powers, Preferences and Rights of the Series A Convertible Preferred Stock attached hereto as exhibit 10.03. Terms governing the issuance and exercise of the Warrants are set forth in the form of Warrant Agreement attached hereto as exhibit 10.04. Terms governing the rights and responsibilities of the holders of the Debentures are set forth in the form of Convertible Debenture attached hereto as exhibit 10.05.

      The Registrant on November 24, 1997 accepted the offer of investors owning $400,000 aggregate principal amount of Debentures to convert these Debentures directly into Common Stock and Warrants in like manner as if: (1) these Debentures had been converted into Units, and (2) the Preferred Stock comprising the Units had been converted into Common Stock. The effect of this conversion is to transfer, as of November 24, 1997, $400,000 from the Registrant's debt to capital and capital surplus thereby increasing the Registrant's shareholders' equity from $805,194 to $1,205,194.

       The following table sets forth under the heading "Actual" the current debt and equity capitalization of the Company derived by adjusting the Company's debt and equity capitalization at September 30, 1997 (as reflected in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30,
1997) to give effect to: (a) the November 19, 1997 sale of $1,800,000  aggregate


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

principal amount of Debentures, and (b) the November 24, 1997 conversion of $400,000 aggregate principal amount of Debentures into 500,000 shares of Common Stock and 500,000 Warrants to purchase one share of Common Stock at $.90 per share. The table sets forth under the heading "As Adjusted" the debt and equity capitalization of the Company adjusted to give effect to the mandatory conversion of the remaining $1,400,000 aggregate principal amount of Debentures into 1.75 million Units.


                              DERMA SCIENCES, INC.

                                 CAPITALIZATION


                                                            Actual         As Adjusted
                                                       ---------------   ---------------
Current Liabilities:

    Accounts Payable ..................................   $   679,931    $   679,931
    Other current liabilities .........................       543,121        543,121

Debentures and Notes Payable:

    Convertible debentures ............................     1,400,000              0
    Bank line of credit ...............................       789,000        789,000
    Other notes payable ...............................        95,000         95,000
                                                          ------------   ------------

Total debt ............................................   $ 3,507,052    $ 2,107,052

Shareholders' Equity

    Common Stock, $.01 par value, 15,000,000 shares
      authorized, 4,067,632 shares issued and
      outstanding (*) .................................   $    45,676    $    45,676
    Series A Preferred Stock, $.01 par value, 1,750,000
      shares to be authorized, issued and outstanding .             0         17,500
    Additional paid-in capital, common stock ..........     5,039,741      5,039,741
    Additional paid-in capital, preferred stock .......             0      1,382,500
    Accumulated deficit ...............................    (3,880,223)    (3,880,223)
                                                          ------------   ------------

Total shareholders' equity ............................   $ 1,205,194    $ 2,605,194
                                                          -----------    ------------

Total capitalization ..................................   $ 4,712,246    $ 4,712,246


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(*)  Excludes:  (i)  shares of Common  Stock  subject to  currently  outstanding options;  (ii)  conversion of Series A Preferred  Stock into Common  Stock;  and
(iii) exercise of Warrants to purchase Common Stock.



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


      The Registrant's Board of Directors has approved the recommendation of its Compensation Committee that Edward J. Quilty, Chairman of the Board of Directors, be granted incentive stock options to purchase 100,000 shares of the Registrant's Common Stock at a price of $0.80 per share in partial consideration for the Chairman's efforts in effecting the foregoing private placement of Debentures. These options become exercisable to the extent of 50%, 75% and 100% on May 19, 1998, May 19, 1999 and November 19, 1999, respectively.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)    Exhibits:

                    Number    Description
                    ------    -----------
                    10.01     Form of Purchase Agreement.

                    10.02     Form of Registration Rights Agreement.

                    10.03 Form of Certificate of Designations, Voting Powers, Preferences and Rights of the Series A Convertible Preferred Stock.

                   10.04      Form of Warrant Agreement

                   10.05      Form of Convertible Debenture
















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



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DERMA SCIENCES, INC.



Date:  November 24, 1997                    By:/s/  Edward J. Quilty
                                               ---------------------
                                               Edward J. Quilty
                                               Chairman



















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